REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Asian Trends Broadcasting, Inc.

We have audited the accompanying balance sheet of Asian Trends Broadcasting, Inc. as of December 30, 2008,  and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the period from the date of inception on July 21, 2008 to December 30, 2008. Asian Trends Boradcasting, Inc’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Asian Trends Boradcasting, Inc. as of December 30, 2008, and the results of its operations and its cash flows for the period from the date of inception on July 21, 2008 to December 30, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company will need additional working capital to carry out its planned activity, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in the notes to the financial statements.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Madsen  & Associates CPA's Inc

Madsen & Associates CPA’s, Inc.

Murray, Utah

March 13, 2009

ASIAN TRENDS MEDIA HOLDINGS, INC.

CONSOLIDATED BALANCE SHEET

ASSETS	December 31, 2008
CURRENT ASSETS
Cash and cash equivalents	$233,689
Other receivables and deposits	46,859
Total current assets	280,548

PROPERTY, PLANT & EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	102,279
TOTAL ASSETS	$382,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
CURRENT LIABILITIES
Accounts payable	$31,795
Accrued expenses and other payables	12,128
Total current liabilities	43,923

TOTAL LIABILITIES	43,923

STOCKHOLDERS’ EQUITY
Common stock, par value $0.001, 225,000,000 shares authorized; 77,820,000 shares issued and outstanding as of December 31, 2008	77,820
Preferred stock, par value $0.001, 5,000,000 shares authorized; 0 shares issued and outstanding	-
Additional paid in capital	522,180
Accumulated deficit	(261,096)

TOTAL STOCKHOLDERS’ EQUITY	338,904

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$382,827

See accompanying notes to the consolidated financial statements

ASIAN TRENDS MEDIA HOLDINGS, INC.

CONSOLIDATED STATEMENT OF INCOME

FOR THE PERIOD FROM JULY 21, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

REVENUE	$346

COST OF SALES	(95,489)

GROSS LOSS	(95,143)

EXPENSES
General & administrative	165,963

TOTAL OPERATING EXPENSES	165,963

OPERATING LOSS	(261,106)

OTHER INCOME
Interest income	10
TOTAL OTHER INCOME	10

LOSS BEFORE TAXES	(261,096)

PROVISION FOR INCOME TAXES	-

NET LOSS	$(261,096)

OTHER COMPREHENSIVE INCOME	-

COMPREHENSIVE INCOME	$(261,096)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.0034)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	77,280,000

See accompanying notes to the consolidated financial statements

ASIAN TRENDS MEDIA HOLDINGS, INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM JULY 21, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

	Preferred stock		Common stock		Additional paid in capital	Accumulated deficits	Total equity
	Number of shares	Amount	Number of shares	Amount

Balance at July 21, 2008,
inception of subsidiary	-	$-	-	$-	-	$-	$-

Issuance of common stock
for cash	-	-	2,000	2	599,998	-	600,000

Recapitalization
- reverse merger	-	-	77,818,000	77,818	(77,818)	-	-

Net loss for the year	-	-	-	-	-	(261,096)	(261,096)

Balance at December 31, 2008	-	$-	77,820,000	$77,820	$522,180	$(261,096)	$338,904

See accompanying notes to consolidated financial statements

ASIAN TRENDS MEDIA HOLDINGS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM JULY 21, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

Cash Flows From Operating Activities:
Net loss	$(261,096)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	5,327
Changes in operating assets and liabilities:
Increase in other receivables and deposits	(46,859)
Increase in accounts payable	31,795
Increase in accrued expenses and other payables	12,128
Net cash used in operating activities	(258,705)

Cash Flows From Investing Activities:
Purchase of property, plant and equipment	(107,606)
Net cash used in investing activities	(107,606)

Cash Flows From Financing Activities:
Cash proceeds from issuance of common stock	600,000
Net cash provided from financing activities	600,000

Net increase in cash and cash equivalents	233,689

Cash and cash equivalents at Beginning of Period	-

Cash and cash equivalents at the End of Period	$233,689

See accompanying notes to the consolidated financial statements

ASIAN TRENDS MEDIA HOLDINGS, INC.

Notes to the Consolidated Financial Statements

For the period from July 21, 2008 (date of inception) to December 31, 2008

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

The Company was incorporated under the laws of the State of Delaware on July 15, 2002 with authorized common stock of 50,000,000 shares at $0.001 par value with the name “North America Marketing Corporation”.

On March 29, 2004, the Company changed the domicile to the State of Nevada in connection with a name change to “Elite Artz, Inc.”.

On October 1, 2007, Elite Artz, Inc. completed a share exchange agreement with Parkade and Clifford Manufacturing Co., Ltd., the sole shareholder of Parkade.  For accounting purposes, this acquisition was treated as a reverse acquisition and recapitalization of Parkade.  The Company then effected a name change to Clifford China Estates, Inc.

On December 30, 2008, Asian Trends Media Holdings, Inc. (the “Company”) entered into and completed an agreement for share exchange (the “Acquisition Agreement”) with Asian Trends Media Holdings Inc. (“Asian Trends BVI”), a company incorporated on July 21, 2008 under the laws of the British Virgin Islands. Asian Trends BVI operates liquid crystal display (“LCD”) flat-panel televisions and LCD billboards that advertise throughout Hong Kong and creates revenue by selling advertising airtime on these LCD displays through a wholly-owned subsidiary in Hong Kong, namely, Asian Trends Broadcasting Corporation Limited (“Asian Trends HK”).  Asian Trends HK was incorporated on August 5, 2008.

Pursuant to the terms of the Acquisition Agreement, the Company acquired 100% ownership interest in Asian Trends BVI. Consideration paid by the Company to Asian Trends BVI was 75,793,200 restricted shares of the Company’s common stock.  After the completion of the transaction, Asian Trends BVI became a wholly owned subsidiary of the Company.

In conjunction with the Acquisition Agreement with Asian Trends BVI, the Company entered into and completed an agreement for share exchange (the “Disposal Agreement”) with Clifford Manufacturing Co., Ltd. (“Clifford Mfg.”) and the shareholders of the Company (“Shareholders”).  Pursuant to the terms of the Agreement, Clifford Mfg. shall acquire 100% ownership of the issued and outstanding capital stock of Parkade International Ltd., a British Virgin Islands Holding Company (“Parkade”), which are currently held by the Company (the “Parkade Shares”). As consideration for the Parkade Shares, Clifford Mfg. caused all of the shares held by affiliates of Clifford Mfg to be delivered to the Company, including 47,973,200 shares of the Company’s common stock and 5,000,000 shares of the Company’s Series A Preferred Stock, held by such affiliates.

On December 31, 2008, the Company closed the transaction set forth in the Disposal Agreement with Clifford Mfg.  Pursuant to the terms of the Disposal Agreement, Clifford Mfg. acquired 100% ownership of the issued and outstanding capital stock of Parkade.  In consideration for the Parkade Shares, Clifford Mfg. caused its affiliates to deliver the agreed shares to the Company.

Immediately following completion of the above acquisition and disposal transactions through the issuance and cancellation of the Company’s common stock and preferred stock, the Company has 77,820,000 shares of its common stock issued and outstanding.

For accounting purposes, the acquisition of Asian Trends BVI by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Asian Trends BVI based on the factors demonstrating that Asian Trends BVI represents the accounting acquirer. The acquisition is equivalent to the issuance of stock by Asian Trends BVI for the net monetary assets (which were not significant) of the Company.

NOTE 2 - PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and the Company’s subsidiaries. All significant inter-company balances and transactions have been eliminated. The consolidated financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Economic and Political Risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)	Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts in Hong Kong through its wholly-owned subsidiary.

(c)	Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized. The cost and the related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(d)	Depreciation and Amortization

The Company provides for depreciation of property, plant and equipment principally by use of the straight-line method for financial reporting purposes. Property, plant and equipment are depreciated over the following estimated useful lives:

Computer equipment	3 years
Leasehold improvement	2 years
Office equipment	5 years
Furniture	5 years
Site display system	5 years

The depreciation expense for the year ended December 31, 2008 amounted to $5,327.

(e)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the year ended December 31, 2008.

(f)	Income Tax

The Company has adopted the provisions of statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which incorporates the use of the asset and liability approach of accounting for income taxes. The Company allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

In accordance with the relevant tax laws and regulations of Hong Kong, the corporation income tax rate applicable is 16.5%. At times generally accepted accounting principles requires the Company to recognize certain income and expenses that do not conform to the timing and conditions allowed by Hong Kong. The Company's income tax expense for year ended December 31, 2008 is nil.

(g)	Fair Value of Financial Instruments

The carrying amounts of the Company's cash, other receivable, other payable and accrued expenses approximate to their fair values because of the short maturity of these items.

(h)	Revenue Recognition

Revenue represents the invoiced value of services rendered to customers during the period. Revenue is recognized when all of the following criteria are met:

a)	Persuasive evidence of an arrangement exists,

b)	Delivery has occurred or services have been rendered,

c)	The seller's price to the buyer is fixed or determinable, and

d)	Collectibility is reasonably assured.

(i)	Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As of December 31, 2008, there was no dilutive security outstanding.

(j)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(k)	Retirement Benefits

Hong Kong mandates companies to operate a mandatory provident fund scheme, which is available to all employees in Hong Kong. Both the Company and the employees are required to contribute 5% (subject to an aggregate amount of $256) per month of the employees’ relevant income.  Contributions from the Company are 100% vested in the employees as soon as they are paid to the scheme.  Contributions to the scheme are expensed in the statement of operations as they become payable in accordance with the rules of the scheme.  The assets of the scheme are held separately from those of the Company and managed by independent professional fund managers.  The Company provides no other retirement benefits to its employees.

(l)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income.

(m)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States Dollar (US$). The functional currency of the Company is Hong Kong Dollar (HK$). Capital accounts of the consolidated financial statements are translated into US$ from HK$ at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The translation rates are as follows:

2008

Period end HK$ : US$ exchange rate	0.1282
Average yearly HK$ : US$ exchange rate	0.1282

The period ended exchange rate on Dec 31, 2008 and average yearly exchange rates were substantially the same. As such, no foreign currency adjustments have been made in these financial statements as the adjustments would be immaterial

(n)	Recent Accounting Pronouncements

Below is a listing of the most recent accounting standards SFAS 150-161 and their effect on the Company.

Statement No. 150

Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 151

Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “…under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal ass to require treatment as current period charges….” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152

Accounting for Real Estate Time-Sharing Transactions (an amendment of FASB Statements No. 66 and 67)

This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.

This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, states that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153

Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154

Accounting Changes and Error Corrections (a replacement of APB Opinion No. 20 and FASB Statement No. 3)

This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

Statement No. 155

This statement is intended to simplify and make more consistent the accounting for certain financial instruments.

This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

Statement No. 156

This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140.

The adoption of this statement is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

Statement No. 157

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosure about fair value measurements.

The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations.

Statement No. 158

This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity.

The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations.

Statement No. 159

This statement permits entities to choose to measure many financial assets and financial liabilities at fair value.

The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations.

Statement No. 160

In December 2007, the FASB issued SFAS 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” which applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. The statement is effective for annual periods beginning after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

Statement No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133,” (SFAS “161”) as amended and interpreted, which requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format provides a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Early adoption is permitted. The management is currently evaluating the effect of this pronouncement on financial statements.

In September of 2006 the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements.

The Company does not expect that the adoption of SAB No. 108 will have a material effect on the Company’s future reported financial position or results of operations.

In considering all recent accounting pronouncements issued recently by the FASB, EITF, AICPA or SEC, the Company does not expect that the adoption of any of these accounting pronouncements will have a material effect on the Company’s future reported financial position or results of operations.

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its financial statements.

NOTE 4 – DEPOSITS PAID AND OTHER RECEIVABLES

Deposits paid consists of payments and deposits made by the Company to third parties in the normal course of business operations with no interest being charged and no fixed repayment terms. These payments are made for the places and services that are used by the Company for its current operations.

The Company evaluates the amounts recorded as deposits paid and other receivables on a periodic basis and records a charge to the current operations of the Company when the related expense has been incurred or when the amounts reported as other receivables is no longer deemed to be collectible by the Company.

Deposits paid and other receivables as of December 31, 2008 are summarized as follows:

As of December 31,
2008

Deposits paid	$2,500
Other receivables	44,359

Total	$46,859

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment of the Company consist primarily of computer and display equipment owned and operated by the Company. Property, plant and equipment as of December 31, 2008 are summarized as follows:

As of December 31,
2008

At cost:
Computer equipment	$13,147
Leasehold improvement	47,533
Office equipment	24,654
Furniture	11,632
Site display system	10,640
107,606

Less: Accumulated depreciation	(5,327)

Property, plant and equipment, net	$102,279

Depreciation expense for the year ended December 31, 2008 was $5,327.

NOTE 6 - ACCRUED EXPENSES AND OTHER PAYABLES

As of December 31,
2008

Accrued expenses	$5,910
Other payables	6,218

Total	$12,128

Other payables consist of amounts owed by the Company to various entities that are incurred by the Company under the normal course of business operations. These liabilities are non interest bearing and are payable within a year.

NOTE 7 - INCOME TAX AND DEFERRED TAX LIABILITIES

Corporation Income Tax ("CIT")

In accordance with the relevant tax laws and regulations of Hong Kong, the statutory corporate income tax rate is 16.5% for the year ended December 31, 2008.  No provision for the statutory corporate income tax is made as the Company did not generate any assessable income for the year ended December 31, 2008.

The Company's actual tax expense differs from the "expected" tax expense for the year endedDecember 31, 2008 (computed by applying the CIT rate of 16.5% to net loss of the Company).

For the year ended December 31,
2008

Net loss before provision for income taxes	$(261,096)

Tax at the applicable rate: 16.5%	(43,081)
Tax effect of loss not recognized	43,081
TOTAL	$-

The provisions for income taxes for the year ended December 31, 2008 are summarized as follows:

As of December 31,
2008

Current	$-
Deferred	-

TOTAL	$-

There are no other timing differences between reported book or financial income and income computed for income tax purposes.  Therefore, the Company has made no adjustment for deferred tax assets or liabilities.

NOTE 8 - COMMON STOCK

The Company authorized 225,000,000 shares $0.001 par value of common stock. The Company has a total of 77,820,000 shares of common stock issued and outstanding as of December 31, 2008.

NOTE 9 - CONTINGENCIES AND COMMITMENTS

Operating lease commitments

As of December 31, 2008, the Company had a non-cancelable operating lease with a third party for its office. The expected annual lease payments under this operating lease is as follows:

As of December 31,
2008
For the year ended December 31,
2009	$74,617
2010	43,526
TOTAL	$118,143

NOTE 10- GOING CONCERN

The Company will need additional working capital to carry out its planned activity, which raises substantial doubt about its ability to continue as a going concern.  Continuation of the Company as a going concern is dependent upon obtaining additional working capital through loans, equity financing or merger with another entity.  Management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding and other financing which will enable the Company to operate for the coming year.